                                                                 Exhibit 99.1(k)

                   MERRILL LYNCH VARIABLE SERIES FUNDS, INC.

                         FORM OF ARTICLES OF AMENDMENT

     Merrill Lynch Variable Series Funds, Inc. a Maryland corporation, having its principle office in Baltimore City, Maryland (which is hereinafter called the "Corporation"), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

     FIRST: The Corporation is registered as an open-ended company under the Investment Company Act of 1940.

     SECOND: The Corporation desires to amend its Charter as currently in effect.

     THIRD: The following provisions are all of the provisions of the Charter as amended:

     (a) Article II of the Charter be and hereby is amended as follows: The Board of Directors of the Corporation, acting in accordance with Section 2-605(a)(4) of the General Corporation Law of the State of Maryland, hereby designates all issued and unissued shares of the following funds as Class A
Shares:

                                                               Aggregate Number
                     Funds                                     of Class B Shares

Merrill Lynch American Balanced Fund Common Stock                    100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock                    100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock              1,300,000,000
Merrill Lynch Developing Capital Markets Focus Fund
  Common Stock                                                       100,000,000
Merrill Lynch Equity Growth Fund Common Stock                        100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock                    200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock                200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock                 100,000,000
Merrill Lynch Government Bond Fund Common Stock                      100,000,000
Merrill Lynch High Current Income Fund Common Stock                  100,000,000
Merrill Lynch Index 500 Fund Common Stock                            100,000,000

Merrill Lynch International Equity Focus Fund Common Stock           100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock              100,000,000
Merrill Lynch Prime Bond Fund Common Stock                           100,000,000
Merrill Lynch Quality Equity Fund Common Stock                       100,000,000
Merrill Lynch Reserve Assets Fund Common Stock                       500,000,000

     (b) The Board of Directors of the Corporation, acting in accordance with
Section 2-105(c) of the General Corporation Law of the State of Maryland, hereby increases the number of authorized shares of capital stock of the Corporation by 3,400,000,000, all of which shall be designated as Class B Shares and shall be classified as follows:

                                                              Aggregate Number
                   Funds                                      of Class A Shares

Merrill Lynch American Balanced Fund Common Stock                    100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock                    100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock              1,300,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock     100,000,000
Merrill Lynch Equity Growth Fund Common Stock                        100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock                    200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock                200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock                 100,000,000
Merrill Lynch Government Bond Fund Common Stock                      100,000,000
Merrill Lynch High Current Income Fund Common Stock                  100,000,000
Merrill Lynch Index 500 Fund Common Stock                            100,000,000
Merrill Lynch International Equity Focus Fund Common Stock           100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock              100,000,000
Merrill Lynch Prime Bond Fund Common Stock                           100,000,000
Merrill Lynch Quality Equity Fund Common Stock                       100,000,000

Merrill Lynch Reserve Assets Fund Common Stock                       500,000,000

     (c) All of the Class B Shares, as classified and designated continue to have preferences, conversions and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption as set forth in Article V of the Articles of Incorporation of the Corporation.

FOURTH: (a) Before giving effect to this Amendment, the Corporation has the authority to issue 3,400,000,000 shares of stock as follows:

                                                                      Number of
                                                                      Authorized
                    Funds                                               Shares

Merrill Lynch American Balanced Fund Common Stock                    100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock                    100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock              1,300,000,000
Merrill Lynch Developing Capital Markets Focus Fund Common Stock     100,000,000
Merrill Lynch Equity Growth Fund Common Stock                        100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock                    200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock                200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock                 100,000,000
Merrill Lynch Government Bond Fund Common Stock                      100,000,000
Merrill Lynch High Current Income Fund Common Stock                  100,000,000
Merrill Lynch Index 500 Fund Common Stock                            100,000,000
Merrill Lynch International Equity Focus Fund Common Stock           100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock              100,000,000
Merrill Lynch Prime Bond Fund Common Stock                           100,000,000
Merrill Lynch Quality Equity Fund Common Stock                       100,000,000
Merrill Lynch Reserve Assets Fund Common Stock                       500,000,000

     (b) All shares of the Corporation's capital stock have a par value of $0.10 per share. The aggregate par value of all the shares of all classes of the Corporation's capital stock is currently Three Hundred Forty Million Dollars ($340,000,000).

     (c) After the redesignation of all of the Corporation's issued and unissued shares of Common Stock contemplated in Article THIRD(a) hereof and the increase in the number of authorized shares of capital stock of the Corporation and classification and designation of such shares pursuant to Article THIRD(b) hereof, the Corporation will have authority to issue 6,800,000,000 shares of the Corporation as follows:

                                                                      Number of
                                                                      Authorized
                      Funds                                             Shares

Merrill Lynch American Balanced Fund Common Stock -- Class A         100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock -- Class A         100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock --           1,300,000,000
Class A
Merrill Lynch Developing Capital Markets Focus Fund Common
Stock -- Class A                                                     100,000,000
Merrill Lynch Equity Growth Fund Common Stock -- Class A             100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock -- Class A         200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock
-- Class A                                                           200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock -- Class A      100,000,000
Merrill Lynch Government Bond Fund Common Stock -- Class A           100,000,000
Merrill Lynch High Current Income Fund Common Stock
-- Class A                                                           100,000,000
Merrill Lynch Index 500 Fund Common Stock -- Class A                 100,000,000
Merrill Lynch International Equity Focus Fund Common Stock
-- Class A                                                           100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock
-- Class A                                                           100,000,000
Merrill Lynch Prime Bond Fund Common Stock -- Class A                100,000,000
Merrill Lynch Quality Equity Fund Common Stock -- Class A            100,000,000
Merrill Lynch Reserve Assets Fund Common Stock -- Class A            500,000,000

Merrill Lynch American Balanced Fund Common Stock -- Class B         100,000,000
Merrill Lynch Basic Value Focus Fund Common Stock -- Class B         100,000,000
Merrill Lynch Domestic Money Market Fund Common Stock -- Class B 1,300,000,000 Merrill Lynch Developing Capital Markets Focus Fund Common
Stock -- Class B                                                     100,000,000
Merrill Lynch Equity Growth Fund Common Stock -- Class B             100,000,000
Merrill Lynch Global Bond Focus Fund Common Stock -- Class B         200,000,000
Merrill Lynch Global Strategy Focus Fund Common Stock -- Class B     200,000,000
Merrill Lynch Global Utility Focus Fund Common Stock -- Class B      100,000,000
Merrill Lynch Government Bond Fund Common Stock -- Class B           100,000,000
Merrill Lynch High Current Income Fund Common Stock -- Class B       100,000,000
Merrill Lynch Index 500 Fund Common Stock -- Class B                 100,000,000
Merrill Lynch International Equity Focus Fund Common Stock
-- Class B                                                           100,000,000
Merrill Lynch Natural Resources Focus Fund Common Stock -- Class B   100,000,000
Merrill Lynch Prime Bond Fund Common Stock -- Class B                100,000,000
Merrill Lynch Quality Equity Fund Common Stock -- Class B            100,000,000
Merrill Lynch Reserve Assets Fund Common Stock -- Class B            500,000,000

FIFTH: All of the shares of Class A and Class B Common Stock shall have a par value of $0.10 per share. After this increase in the number of authorized shares of capital stock of the Corporation and designation of those shares as Class B Shares, the aggregate par value of all the shares of all classes of the Corporation's capital stock will be Six Hundred Eighty Million Dollars ($680,000,000).

SIXTH: The foregoing amendments to the charter of the Corporation set forth in Article THIRD (a) hereof are limited to changes expressly permitted by
Section 2-605(a)(4) of the Maryland General Corporation Law.

     SEVENTH: The foregoing amendments to the charter of the Corporation set forth in Article THIRD (b) hereof have been approved by the Board of Directors and the amendments are limited to changes expressly permitted by the Maryland General Corporation Law to be made without action by the stockholders.

        IN WITNESS WHEREOF, Merrill Lynch Variable Series Funds, Inc. has caused these present to be signed in its name and on its behalf by its President and
witnesses by its Secretary on          , 1997.
                              ---------


WITNESS                               MERRILL LYNCH VARIABLE SERIES FUNDS, INC.


--------------------------            --------------------------
Name:                                 Name:
Title:                                Title.

     THE UNDERSIGNED, President of Merrill Lynch Variable Series Funds, Inc. who executed on behalf of the Corporation the foregoing Articles of Amendment of which this Certificate is made a part, hereby acknowledges in the name and on behalf of said Corporation the foregoing Articles of Amendment to be the corporate act of said Corporation and hereby certifies that to the best of his knowledge, information, and belief the matters and facts set forth therein with respect to the authorization and approval thereof are true in all material respects under penalties of perjury.



                               -----------------------
                                    President

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